Note 3 - Divestiture of Targeted Therapies	12 Months Ended
Oct. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]

3.      Divestiture of Targeted Therapies

On July 13, 2013, the Company completed the sale of its Targeted Therapies business to BTG plc (“BTG”), subject to certain closing adjustments including final working capital amount. The Company received final sale proceeds of $200.7 million in cash including $0.7 million as a final net working capital closing adjustment. The sale was structured as a share and asset transaction. Total net assets and liabilities disposed of were $7.5 million, which primarily consisted of working capital items. In the third quarter of fiscal 2013, the Company recorded an after-tax gain of approximately $182 million on the sale including $4.3 million of transaction costs and $6.5 million of estimated net cash taxes. The estimated net cash taxes of $6.5 million reflect the utilization of approximately $17 million of the Company’s tax attributes.

The following table details the assets and liabilities of the Targeted Therapies business disposed:

Accounts receivable	$6,631
Inventories	842
Other assets	2,852
Accounts payable and accrued liabilities	(2,721)
Other liabilities	(90)
Net assets	$7,514

As part of the sale of Targeted Therapies, the Company signed a Manufacturing and Support Agreement (MSA) to continue manufacturing TheraSphere® with a contract term of three years, plus up to a two-year extension at BTG’s option. As Nordion continues to generate significant cash flows from the disposed business under the MSA, the results of the historical Targeted Therapies business are reported as part of the continuing operations and the results of the MSA are reported as part of the Company’s Contract Manufacturing product line in the Medical Isotopes segment. The Company recorded MSA revenue of $3.8 million for the year ended October 31, 2013.

The Company also signed a Transition Services Agreements (TSA) to provide certain post-closing transition services to the buyer and recorded TSA revenue of $0.5 million in other expenses, net (Note 20) for the year ended October 31, 2013.